UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 1, 2009
EMULEX CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-31353	51-0300558

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Susan Street Costa Mesa, California	92626

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (714) 662-5600
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
In light of the significant changes in the environment in which Emulex Corporation (the “Corporation”) and its stockholders operate, including the general business and market conditions, opportunities, and risks, and after considering feedback from stockholders and current trends in corporate governance, particularly among the Corporation’s peers, the Board of Directors of the Corporation (the “Board”) determined to adopt the changes to the Corporation’s rights agreement and bylaws discussed below.
On October 1, 2009, the Board approved the early termination of the rights agreement between the Corporation and Mellon Investor Services LLC (“Mellon”), as rights agent, dated January 15, 2009 (the “Rights Agreement”). In connection with such approval, the Corporation and Mellon entered into an amendment to the Rights Agreement pursuant to which the Rights Agreement will terminate, and the rights issued pursuant thereto will expire, at the close of business on October 2, 2009.
The description of the amendment to the Rights Agreement is qualified in its entirety by reference to the full text of the amendment, which is attached hereto as Exhibit 4.1 and incorporated herein by reference.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth under Item 1.01 is incorporated herein by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On October 1, 2009, the Board, also amended and restated the bylaws of the Corporation (the “Bylaws”). Pursuant to such amendment, Section 6.4 of the Bylaws was amended to permit the amendment of the Bylaws by the Board or by a majority vote of the stockholders at any annual or special meeting of stockholders. As previously in effect, Section 6.4 provided that the Bylaws could only be amended by the stockholders by a vote or written consent of not less than sixty-six and two-thirds percent of the outstanding common stock of the Corporation. The amendments did not effect any other amendments to the Bylaws.
The description of the amendment to the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which are attached hereto as Exhibit 3.2 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit
No.	Description
3.2	Bylaws of Emulex Corporation, as amended and restated on October 1, 2009.

4.1	Amendment to Rights Agreement, dated October 1, 2009, by and between Emulex Corporation and Mellon Investors Services LLC.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMULEX CORPORATION
Date: October 2, 2009	BY:	/s/ James M. McCluney
James M. McCluney,
President and Chief Executive Officer

Exhibit Index

Exhibit
No.	Description
3.2	Bylaws of Emulex Corporation, as amended and restated on October 1, 2009.

4.1	Amendment to Rights Agreement, dated October 1, 2009, by and between Emulex Corporation and Mellon Investors Services LLC.

4